Non-current receivables	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	December 31, 2025	December 31, 2024
Shareholders loans to joint ventures	20,222	16,188
Derivatives	—	1,279
Cash guarantees and deposits	57,534	48,548
Other non-current receivables	19,360	9,061
Total non-current receivables	97,116	75,076

The shareholder loans to joint ventures mainly relates to the loans provided to Be Hydro and JPN H2YDRO and to joint ventures within the Windcat group of companies, i.e. TSM Windcat and FRS Windcat Offshore Logistics.

The cash guarantees and deposits as of December 31, 2025 relates to a cash security of $51.7 million lodged with the High Court of Malaysia in January, 2024. The cash security was required to lift the arrest on the vessel Oceania which was subsequently sold and delivered to her new owners (see Note 21).

The increase in other non-current receivables mainly relates to an advancement for the development of ammonia-powered engines for its new bulk carriers. The amount will be recovered through future engine deliveries.

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2025	December 31, 2024
Receivable:
Within two years	62,745	57,240
Between two and three years	4,508	52
Between three and four years	3,844	4
Between four and five years	60	183
More than five years	25,959	17,597
Total non-current receivables	97,116	75,076
Trade and other receivables - current

(in thousands of USD)	December 31, 2025	December 31, 2024
Trade receivables	141,937	117,824
Trade receivables - TI Pool	40,623	56,568
Accrued income	39,874	9,237
Accrued interest	361	236
Deferred charges	56,171	45,072
Deferred fulfillment costs	11,424	1,126
Other receivables	30,247	3,691
Lease receivables	—	1,263
Derivatives	206	866
Total trade and other receivables	320,843	235,883

The increase in trade receivables is primarily due to the acquisition of Golden Ocean and the delivery of newbuild vessels and thus an increase of the total fleet on the water as at December 31, 2025.

The decrease in trade receivables - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in 2025 mainly due to a decrease in number of vessels in the pool.

The increase in accrued income is primarily attributable to a higher number of vessels, in line with the acquisition of Golden Ocean, operating primarily on the spot market compared to December 31, 2024.

The increase in deferred charges relates mainly to deferred arrangement fees on predelivery financing of newbuild vessels.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. The increase is mainly due to the acquisition of Golden Ocean and thus more vessels operating on the spot market as per December 31, 2025.

The increase in other receivables is due to the acquisition of Golden Ocean and mainly relates to bunker receivables on time charter-out contracts.

For currency and credit risk, we refer to Note 19.